EXHIBIT 99.1

LHC Group Announces Third Quarter 2009 Results

 Company Raises Revenue Guidance and Reaffirms EPS Guidance
                     for Full-Year 2009

 Third Quarter Highlights:
 * Net service revenue increases 35.2% to $132.5 million;
 * Net income attributable to LHC Group increases 22.4% to
   $9.8 million; and
 * Diluted earnings per share increases 20% to $0.54.

LAFAYETTE, La., Oct. 28, 2009 (GLOBE NEWSWIRE) -- LHC Group, Inc. (Nasdaq:LHCG), one of the largest providers of home health services in the United States, announced today its financial results for the third quarter and nine months ended September 30, 2009.

 Financial Results for the Third Quarter
 * Net service revenue for the third quarter of 2009 increased 35.2%
   to $132.5 million compared with $98.0 million for the same period in 2008.

 * Home-based net service revenue for the third quarter of 2009 increased 38.1% to $116.7 million compared with $84.5 million for the same period in 2008.

 * Net income attributable to LHC Group for the third quarter of
   2009 increased 22.4% to $9.8 million, or $0.54 per diluted share, compared with net income of $8.0 million, or $0.45 per diluted share, for the third quarter of 2008.

 * Days sales outstanding, or DSO, for the three months ended
   September 30, 2009, was 48 days as compared with 52 days for the same three-month period in 2008.

 Financial Results for the Nine Months
 * Net service revenue for the nine months ended September 30, 2009, increased 43.5% to $389.3 million compared with $271.2 million for the same period in 2008.

 * Home-based net service revenue for the nine months ended
   September 30, 2009, increased 49.9% to $343.7 million compared with $229.3 million for the same period in 2008.

 * Net income attributable to LHC Group for the nine months ended
   September 30, 2009, increased 58.2% to $31.2 million, or $1.73 per diluted share, compared with net income of $19.7 million, or
   $1.10 per diluted share, for the same period in 2008.  Net income attributable to LHC Group for the nine months ended
   September 30, 2009, includes a $211,000 after tax loss from discontinued operations, which resulted in a $0.01 decrease in earnings per share.

In commenting on the results, Keith G. Myers, President and Chief Executive Officer of LHC Group, said, "I am extremely proud of the results produced by the entire LHC Group team during the third quarter. Despite the constantly changing health care reform news, our team remained focused on delivering quality patient care while producing outstanding financial results. Our team also implemented significant infrastructure initiatives in the areas of quality, technology and compliance that will prepare us for continued growth and position us to remain a leader in home care regardless of the outcome of health care reform."

Guidance

The Company is raising its previously stated guidance range issued on May 6, 2009, with respect to full-year net service revenue from the original range of $500 million to $510 million, to $515 million to $525 million. The Company is reaffirming guidance of fully diluted earnings per share in the range of $2.15 to $2.25. This guidance does not take into account the impact of any future acquisitions, if made, or de novo locations, if opened.

Conference Call

LHC Group will conduct a conference call on Thursday, October 29, 2009, beginning at 11:00 a.m. Eastern time. Speakers on the call will include key members of the LHC Group senior management team. The toll-free number to call for this interactive teleconference is (888) 523-1245 (international callers should call 719-325-2348). A telephonic replay of the conference call will be available through midnight on Friday, November 6, 2009, by dialing (888) 203-1112 (international callers should call 719-457-0820) and entering confirmation number 1242619.

A live broadcast of LHC Group's conference call will be available under the Investor Relations section of the Company's website, www.lhcgroup.com, or at www.opencompany.info. An online replay of the conference call will also be available on the Company's website for one year, beginning approximately an hour following the conclusion of the live broadcast.

About LHC Group, Inc.

LHC Group, Inc. (www.LHCGroup.com) is one of the largest providers of home health services in the United States providing quality cost effective healthcare services to patients within the comfort and privacy of their home or place of residence.

Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the Company's future financial performance and the strength of the Company's operations. Such forward-looking statements may be identified by words such as "continue," "expect," and similar expressions. Forward-looking statements involve a number of risks and uncertainties that may cause actual results to differ materially from those expressed or implied by such forward-looking statements, including changes in reimbursement, changes in government regulations, changes in LHC Group's relationships with referral sources, increased competition for LHC Group's services, increased competition for joint venture and acquisition candidates, changes in the interpretation of government regulations, and other risks set forth in Item 1A. Risk Factors in LHC Group's Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission. LHC Group undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                    LHC GROUP, INC. AND SUBSIDIARIES
                       CONSOLIDATED BALANCE SHEETS
                (dollars in thousands, except share data)
                               (unaudited)

                                                    Sept. 30, Dec. 31,
                                                      2009      2008
                                                    --------  --------
                      ASSETS

 Current assets:
  Cash                                              $  2,508  $  3,511
  Receivables:
    Patient accounts receivable, less allowance for
     uncollectible accounts of $9,989 and $9,976,
     respectively                                     68,753    61,524
    Other receivables                                  3,154     2,317
    Amounts due from governmental entities             1,431     2,434
                                                    --------  --------
      Total receivables, net                          73,338    66,275
  Deferred income taxes                                5,413     4,959
  Assets held for sale                                   450        --
  Prepaid income taxes                                 4,147        --
  Prepaid expenses and other current assets            6,404     6,464
                                                    --------  --------
      Total current assets                            92,260    81,209
 Property, building and equipment, net                20,058    16,348
 Goodwill                                            130,285   112,572
 Intangible assets, net                               38,125    29,975
 Other assets                                          2,620     3,296
                                                    --------  --------
      Total assets                                  $283,348  $243,400
                                                    ========  ========

       LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
  Accounts payable and other accrued liabilities    $ 17,365  $ 15,422
  Salaries, wages and benefits payable                25,626    16,400
  Amounts due to governmental entities                 3,211     6,023
  Income taxes payable                                    --    10,682
  Current portion of long-term debt and capital
   lease obligations                                     427       583
                                                    --------  --------
      Total current liabilities                       46,629    49,110
 Deferred income taxes                                 8,614     5,718
 Long-term debt, less current portion                  4,180     4,483
 Other long-term obligations                              66       145
 Stockholders' equity:
  LHC Group, Inc. stockholders' equity:
    Common stock - $0.01 par value: 40,000,000
     shares authorized; 20,947,421 and 20,853,463
     shares issued and 17,974,561 and 17,895,832
     shares outstanding, respectively                    179       179
  Treasury stock - 2,972,860 and 2,957,631 shares
   at cost, respectively                              (3,402)   (3,072)
  Additional paid-in capital                          87,820    85,404
  Retained earnings                                  125,530    94,310
                                                    --------  --------
      Total LHC Group, Inc. stockholders' equity     210,127   176,821
                                                    --------  --------
 Noncontrolling interest                              13,732     7,123
                                                    --------  --------
    Total equity                                     223,859   183,944
                                                    --------  --------
      Total liabilities and stockholders' equity    $283,348  $243,400
                                                    ========  ========

                 LHC GROUP, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF INCOME
      (dollars in thousands, except share and per share data)
                           (unaudited)

                       Three Months Ended         Nine Months Ended
                          September 30,             September 30,
                    ------------------------  ------------------------
                        2009         2008         2009         2008
                    -----------  -----------  -----------  -----------
 Net service
  revenue           $   132,491  $    97,991  $   389,300  $   271,206
 Cost of service
  revenue                69,242       47,207      197,723      133,103
                    -----------  -----------  -----------  -----------
 Gross margin            63,249       50,784      191,577      138,103
 Provision for bad
  debts                   1,072        3,158        4,062       10,467
 General and
  administrative
  expenses               43,790       31,237      126,000       87,897
                    -----------  -----------  -----------  -----------
 Operating income        18,387       16,389       61,515       39,739
 Interest expense           (20)        (132)        (115)        (365)
 Non-operating
  (loss) income              51           76         (337)         891
                    -----------  -----------  -----------  -----------
 Income from
  continuing
  operations before
  income taxes and
  noncontrolling
  interest               18,418       16,333       61,063       40,265
 Income tax expense       5,636        5,259       18,836       12,578
                    -----------  -----------  -----------  -----------
 Income from
  continuing
  operations             12,782       11,074       42,227       27,687
 Loss from
  discontinued
  operations (net of
  income tax benefit
  of $36, $18, $124
  and $175,
  respectively)              57           30          211          513
                    -----------  -----------  -----------  -----------
 Net income              12,725       11,044       42,016       27,174
 Less net income
  attributable to
  noncontrolling
  interest                2,893        3,012       10,841        7,469
                    -----------  -----------  -----------  -----------
 Net income
  attributable to
  LHC Group, Inc.         9,832        8,032       31,175       19,705
 Redeemable
  noncontrolling
  interest                   (3)         (29)          45           36
                    -----------  -----------  -----------  -----------
  Net income
   available to LHC
   Group, Inc.'s
   common
   stockholders     $     9,829  $     8,003  $    31,220  $    19,741
                    ===========  ===========  ===========  ===========

 Earnings per share
  - basic:
  Income from
   continuing
   operations
   attributable to
   LHC Group, Inc.  $      0.55  $      0.45  $      1.75  $      1.12
  Loss from
   discontinued
   operations
   attributable to
   LHC Group, Inc.           --           --        (0.01)       (0.02)
                    -----------  -----------  -----------  -----------
  Net income
   attributable to
   LHC Group, Inc.         0.55         0.45         1.74         1.10
  Redeemable
   noncontrolling
   interest                  --           --           --           --
                    -----------  -----------  -----------  -----------
   Net income
    available to LHC
    Group, Inc.'s
    common
    stockholders    $      0.55  $      0.45  $      1.74  $      1.10
                    ===========  ===========  ===========  ===========

 Earnings per share
  - diluted:
  Income from
   continuing
   operations
   attributable to
   LHC Group, Inc.  $      0.54  $      0.45  $      1.74  $      1.12
  Loss from
   discontinued
   operations
   attributable to
   LHC Group, Inc.           --           --        (0.01)       (0.02)
                    -----------  -----------  -----------  -----------
  Net income
   attributable to
   LHC Group, Inc.         0.54         0.45         1.73         1.10
  Redeemable
   noncontrolling
   interest                  --           --           --           --
                    -----------  -----------  -----------  -----------
    Net income
     available to
     LHC Group,
     Inc.'s common
     stockholders   $      0.54  $      0.45  $      1.73  $      1.10
                    ===========  ===========  ===========  ===========
 Weighted average
  shares
  outstanding:
  Basic              17,971,352   17,881,228   17,951,986   17,843,869
  Diluted            18,116,984   17,976,305   18,040,918   17,967,488

                    LHC GROUP, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF CASH FLOWS
                         (dollars in thousands)
                               (unaudited)

                                                     Nine Months Ended
                                                       September 30,
                                                    ------------------
                                                      2009      2008
                                                    --------  --------
 Operating activities
 Net income                                         $ 42,016  $ 27,174
 Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization expense                3,494     2,730
  Provision for bad debts                              4,141    10,820
  Stock-based compensation expense                     1,755     1,380
  Deferred income taxes                                1,692       497
  Loss on impairment of intangible assets                542        --
  Gain on sale of assets                                  --      (343)
  Changes in operating assets and liabilities,
   net of acquisitions:
    Receivables                                      (12,208)    1,272
    Prepaid expenses, income taxes and other assets   (3,613)      859
    Accounts payable and accrued expenses             (1,225)   11,946
    Net amounts due to/from governmental entities     (1,810)    3,099
                                                    --------  --------
 Net cash provided by operating activities            34,784    59,434
                                                    --------  --------

 Investing activities
 Purchases of property, building, and equipment       (6,124)   (7,351)
 Purchase of certificate of deposit                       --      (522)
 Proceeds from sale of assets                             --     3,094
 Cash paid for acquisitions, primarily goodwill and
  intangible assets                                  (18,481)  (40,039)
                                                    --------  --------
 Net cash used in investing activities               (24,605)  (44,818)
                                                    --------  --------

 Financing activities
 Proceeds from line of credit                         20,605    32,851
 Payments on line of credit                          (20,605)  (32,851)
 Payment of deferred financing fees                     (263)      (71)
 Proceeds from debt issuance                              --     5,050
 Principal payments on debt                             (412)   (3,220)
 Payments on capital leases                              (74)      (74)
 Excess tax benefits from vesting of
  restricted stock                                        98        34
 Proceeds from employee stock purchase plan              457       385
 Noncontrolling interest distributions               (10,988)   (6,724)
                                                    --------  --------
 Net cash used in financing activities               (11,182)   (4,620)
                                                    --------  --------
 Change in cash                                       (1,003)    9,996
 Cash at beginning of period                           3,511     1,155
                                                    --------  --------
 Cash at end of period                              $  2,508  $ 11,151
                                                    ========  ========
 Supplemental disclosures of cash flow information
 Interest paid                                      $    115  $    356
                                                    ========  ========
 Income taxes paid                                  $ 31,828  $  8,553
                                                    ========  ========

                   LHC GROUP, INC. AND SUBSIDIARIES
                           SEGMENT INFORMATION
                         (dollars in thousands)
                               (unaudited)

                 Three Months Ended            Nine Months Ended
                 September 30, 2009           September 30, 2009
            ----------------------------  ----------------------------
             Home-   Facility-             Home-   Facility-
             Based     Based               Based     Based
            Services  Services    Total   Services  Services    Total
            --------  --------  --------  --------  --------  --------

 Net service
  revenue   $116,746  $ 15,745  $132,491  $343,702  $ 45,598  $389,300
 Cost of
  service
  revenue     59,621     9,621    69,242   170,583    27,140   197,723
 Provision
  for bad
  debts        1,232      (160)    1,072     4,068        (6)    4,062
 General and
  admin-
  istrative
  expenses    39,258     4,532    43,790   114,124    11,876   126,000
            --------  --------  --------  --------  --------  --------
 Operating
  income      16,635     1,752    18,387    54,927     6,588    61,515
 Interest
  expense        (18)       (2)      (20)     (104)      (11)     (115)
 Non
  -operating
 (loss)
 income           45         6        51      (365)       28      (337)
            --------  --------  --------  --------  --------  --------
 Income from
  continuing
  operations
  before
  income
  taxes and
  noncon-
  trolling
  interest    16,662     1,756    18,418    54,458     6,605    61,063
 Noncon-
  trolling
  interest     2,719       174     2,893     9,820     1,021    10,841
            --------  --------  --------  --------  --------  --------
 Income from
  continuing
  operations
  before
  income
  taxes       13,943     1,582    15,525    44,638     5,584    50,222

 Total
  assets    $256,942  $ 26,406  $283,348  $256,942  $ 26,406  $283,348

                 Three Months Ended            Nine Months Ended
                 September 30, 2008           September 30, 2008
            ----------------------------  ----------------------------
             Home-   Facility-             Home-   Facility-
             Based     Based               Based     Based
            Services  Services    Total   Services  Services    Total
            --------  --------  --------  --------  --------  --------

 Net service
  revenue   $ 84,514  $ 13,477  $ 97,991  $229,296  $ 41,910  $271,206
 Cost of
  service
  revenue     39,385     7,822    47,207   109,145    23,958   133,103
 Provision
  for bad
  debts        2,759       399     3,158     9,090     1,377    10,467
 General and
  admin-
  istrative
  expenses    28,227     3,010    31,237    77,508    10,389    87,897
            --------  --------  --------  --------  --------  --------
 Operating
  income      14,143     2,246    16,389    33,553     6,186    39,739
 Interest
  expense       (113)      (19)     (132)     (276)      (89)     (365)
 Non-
  operating
  income          58        18        76       703       188       891
            --------  --------  --------  --------  --------  --------
 Income from
  continuing
  operations
  before
  income
  taxes and
  noncon-
  trolling
  interest    14,088     2,245    16,333    33,980     6,285    40,265
 Noncon-
  trolling
  interest     2,754       258     3,012     6,471     1,239     7,710
            --------  --------  --------  --------  --------  --------
 Income from
  continuing
  operations
  before
  income
  taxes       11,334     1,987    13,321    27,509     5,046    32,555
 Total
  assets    $194,672  $ 21,893  $216,565  $194,672  $ 21,893  $216,565

                  LHC GROUP, INC. AND SUBSIDIARIES
         SELECT CONSOLIDATED KEY STATISTICAL AND FINANCIAL DATA
                               (unaudited)

                          Three Months Ended      Nine Months Ended
                            September 30,           September 30,
                        ----------------------  ----------------------
                           2009        2008        2009        2008
                        ----------  ----------  ----------  ----------

 Key Data:
  Home Health locations        223         172         223         172
  Hospice locations             21          13          21          13
  Acquired (1)                   3           6          11          27
  De novo (1)                    2           3          10           9
 Home Nursing:
  Total new admissions      21,485      14,113      59,368      41,168
  Medicare new
   admissions               14,927      10,482      41,890      30,309
  Average weekly census     28,150      21,733      28,454      20,386
  Average Medicare
   weekly census            22,486      17,810      22,868      16,410
  Medicare completed
   episodes                 39,678      30,082     118,048      85,179
  Average Medicare case
   mix for completed
   Medicare episodes          1.27        1.27        1.27        1.26
  Average reimbursement
   per completed
   Medicare episodes    $    2,318  $    2,276  $    2,297  $    2,161
  Total visits             765,315     551,724   2,177,786   1,560,617
  Total Medicare visits    597,634     434,307   1,713,523   1,202,330
  Average visits per
   completed Medicare
   episodes                   15.1        14.4        14.5        14.1
    Organic growth (2):
    Net revenue               15.7%       12.4%       27.6%       14.8%
    Net Medicare revenue      15.2%       16.8%       29.0%       18.0%
    Total new admissions      15.3%       (0.7%)      11.8%        4.2%
    Medicare new
     admissions                8.6%        5.7%        9.5%       11.8%
    Average weekly
     census                   11.3%       11.5%       20.1%        8.2%
    Average Medicare
     weekly census            10.2%       19.4%       22.5%       14.6%
    Medicare completed
     episodes                 13.3%       27.3%       24.4%       31.4%

 Facility-based
  Services:
  Long-term Acute Care
   Hospital locations            8           7           8           7
  Acquired (1)                   0           0           1           0
  Patient days              13,043      10,930      37,904      34,262
  Patient acuity mix          1.03        0.99        1.01        0.98

 (1) Inclusive of both home health and hospice agencies.
 (2) Organic growth is calculated as the sum of same store plus de novo for the period divided by total from the same period in the prior year.

CONTACT: LHC Group, Inc.
         Eric Elliott, Vice President of Investor Relations
         (337) 233-1307
         eric.elliott@lhcgroup.com